SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

APO Health NV, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: _______________________
2) Aggregate number of securities to which transaction applies: _______________________
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________________
4) Proposed maximum aggregate value of transaction:_______________________________
5) Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

APO HEALTH NV, Inc.
3590 OCEANSIDE ROAD
OCEANSIDE NY 11572

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of APO HEALTH NV, Inc. to be held at APO’s executive offices at 3590 Oceanside Rd Oceanside, NY 11572 telephone (516) 594-0005 on Friday, September 2nd, 2005 at 10:00 a.m. local time. We are pleased to enclose the notice of our Special Stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card.

Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

If you have any questions or need assistance in voting your shares, please call Jan Stahl President, at (516) 594-0005. Your time and attention are appreciated.

Sincerely,

/s/_________________________
Jan Stahl
Chief Executive Officer

Oceanside, New York
July 29th, 2005

APO HEALTH NV, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders of APO HEALTH NV, Inc. (“APO NV”), a Nevada corporation, will be held on the Friday, September 2nd, 2005 at 10:00 a.m. local time, at APO’s executive offices at 3590 Oceanside Rd, Oceanside, NY 11572 for:

1. The holders of APO’s common stock, the Voting Holders, to authorize the company’s officers to take the necessary steps to spin-off APO HEALTH NY (“APO NY”), Inc., into a independent entity and no longer a wholly owned subsidiary of APO HEALTH NV, Inc. Currently APO HEALTH NY, Inc. is a wholly owned subsidiary of APO HEALTH NV, Inc. APO NV intends to divest itself of the wholly owned subsidiary APO HEALTH NY, Inc. and transfer the ownership of APO NY to the current shareholders on a pro rata basis. This transaction will not affect any holder’s position in APO NV. After the transaction holders will retain their current proportional ownership in APO NV and be given proportionate ownership in APO NY. In essence, each holder will have the exact same percentage in both entities after the transaction.

CURRENTLY, APO NY IS THE ONLY ASSET IN APO NV.

We refer to this proposal as the Proposal.

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Proposal is described in the attached Proxy Statement.

Only holders of APO’s common stock of record on the books at the close of business on Friday, July 29th, 2005, which will be known as the Record Date, will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. A list of stockholders of record as of the Record Date will be available at the Special Meeting.

Your vote is important. All stockholders are invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. Any stockholder attending the Special Meeting may vote in person even if the stockholder returned a Proxy.

By Order of the Board of Directors,

/s/_________________________
Jan Stahl
CEO

Ocean Side, New York
July 29th, 2005

Please return the enclosed proxy, which is being solicited on behalf of the Board of Directors of APO, in the enclosed envelope, which requires no postage if mailed in the United States.

APO HEALTH NV, Inc.
3590 OCEANSIDE ROAD
OCEANSIDE NY 11572

PROXY STATEMENT

Proxies in the accompanying form are being solicited by the Board of Directors of APO for use at the Special Meeting of Stockholders on the Friday, September 2nd,, 2005, or at any adjournment or postponement thereof. The Special Meeting will be held at our executive offices at 3590 Oceanside Rd. Oceanside , NY 157241,887,712t 10:00 a.m. local time. This Proxy Statement is first being mailed to stockholders on or about July 29th, 2005

Proxies are being solicited from the Voting Holders with respect to the Proposal to be presented at the Special Meeting.

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

Record Date. The Board of Directors has fixed the close of business on Friday, July 29th, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. On the Record Date, we had 41,887,712 shares of common stock outstanding and entitled to vote. A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the Special Meeting at our executive offices located 3590 Oceanside Rd, Oceanside, NY 11572 Such list will also be available at the Special Meeting.

Voting Rights. Each share of common stock outstanding as of the Record Date is entitled to one vote upon each of the matters to be presented at the Special Meeting. As of July 29th, 2005, 60% of the outstanding common stock has indicated to us that it will vote in favor of the Proposal.

Voting at the Special Meeting. The presence of holders of a majority of the outstanding common stock, whether in person or by proxy, will constitute a quorum at the Special Meeting. The affirmative vote, whether in person or by proxy, of a supermajority (66.6%) of the outstanding common stock is required to approve the Proposal. Holders having the same address will receive documents for each holder in the same mailing.

Abstentions. Abstentions will be considered present for purposes of determining whether a quorum exists. Abstentions, however, will NOT be counted in the tally of votes FOR the Proposal or AGAINST the Proposal. A share not voted has the same effect as an abstention. For vote tabulation purposes, non-voting shares, either FOR, AGAINST or ABSTAINING, will not be included in the voting pool. Furthermore, for vote tabulation purposes, the results of all affirmatively voted shares, either FOR, AGAINST or ABSTAINING, will constitute the entire voting pool and votes abstained negatively (i.e. neither voted FOR, AGAINST nor ABSTAINED) will not be included in the voting pool. (e.g. X% FOR, Y% AGAINST, Z% ABSTAINING, and no votes will be counted if not affirmatively voted)

Proxies; Revocation. Whether or not you plan to attend the Special Meeting, please sign, date and mail your proxy card in the enclosed postage prepaid envelope. The persons named in the proxy card, the proxy holders, will vote your shares according to your instructions. In the absence of contrary instructions, shares represented by any proxy card will be voted on the Proposal as per instruction on the proxy card.. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Special Meeting.

Any stockholder who executes and returns a proxy card may revoke it at any time before it is exercised by (1) filing with the Secretary of APO written notice of such revocation or a duly executed proxy card bearing a later date, or (2) by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy; a holder must attend and vote at the special meeting to revoke their proxy card.

Solicitation. We will pay the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by telephone, telegraph or facsimile.

Dissenter’s Rights. Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the Company to purchase his shares. Dissenter's rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the Company's certificate of incorporation.

THE PROPOSAL

The Board of Directors and the management of the Corporation agree that in order to maximize shareholder value and compartmentalize and manage risk, it is in the best interest of APO NV to spin-off and divest APO NY. The reasons for the spin-off are simple and twofold, to be discussed individually below. The first reason for the spin-off is to maximize shareholder value by providing an equal ownership in APO NV’s sole asset, APO NY, while simultaneously compartmentalizing risk associated with litigation involving APO NV.

Maximizing Shareholder Value

APO believes that spinning-off APO NY will provide the shareholders with the maximum shareholder value. Holders of APO NV will retain their proportionate interest in APO NV which will remain a publicly traded company. Holders will still be able to buy and sell their shares in APO NV in the open market.

Shares in APO NY will be granted by APO NV to the current holders of APO NV on a pro rata basis; thus the holders will retain all interests in assets, albeit in a different form. Simultaneously, APO NV will spin-off APO NY and begin efforts to make APO NY a publicly traded corporation as well. While no firm commitment can be made as to the probability of success, or even eventual success, of making APO NY public, and during the anticipated interim the holders of the prospective APO NY will not have the accustomed liquidity of APO NV, the plan moving forward is to make APO NY a public entity.

Once the spin-off has consummated, APO NV anticipates, again with no commitment of success, to find a suitable acquisition candidate with which to merge. The anticipated plan once a merger candidate is located, again with no commitment of success, is to then proffer a tender offer (disregarding price implications) to the shareholders to deliver maximum value to the merger candidate. Once the merger candidate has been located and the tender offer voted on and accepted by the holders, again with no commitment on success, APO NV anticipated plan is to distribute the buyout proceeds to the holders of APO NV.

Therefore, the holders of APO NV at the end of this planned, albeit speculative, process, should be the holders of a new public corporation, APO NY, and receive a dividend from the merger of APO NV, again with no commitment on the success of this planned strategy.

Compartmentalizing Risk

APO NY is currently in litigation with Alcoa Corp. and Proctor and Gamble Inc., which is a costly endeavor and has associated risks, as well as a potential contingent liability. While this is a legal matter and APO NV makes no claim to prognosticate on the likelihood of success in this, or any litigation, APO NV finds it prudent that contingency plans be laid in advance. The primary contingency plan is to spin-off the sole asset of APO NV (i.e. APO NY). Thus, even if the litigation does not go as well as APO NV would hope, while APO NV or APO NY makes no representation on the outcome of the litigation one way or another, the sole asset would be expected to be afforded some level of protection.

This prospective strategy will allow the shareholders to protect the underlying asset itself of the shares of APO NV, and prospectively APO NY. Again, APO NV or APO NY cannot make any claim, representation or warranty as to the probability of success of this strategy. However, with that being said, APO NV believes prudence is the best policy to manage the risks of the shareholder’s value. Pursuant to such, and in the best practices of corporate governance, APO NV is putting forth this prospective strategy for the holders to turn their voice into a vote.

The Board of Directors has determined that it is in our best interests to purse the strategy as set forth on both risk management and equity maximization bases.

Principal Expected Effects of Proposal.

Although APO NV cannot predict future events, APO NV expects some effects if the instant proposal is passed. Firstly, if APO NY is spun-off, APO NV expects at least an initial decrease in the value of the publicly traded shares of APO NV currently held by the holders of APO NV. The management expects this will be due to a diminishment in the asset value of APO NV, as APO NY is the sole asset of APO NV.

Once, and if, this proposal is affirmatively voted upon, APO NV will then spin-off APO NY and distribute ownership in APO NY to the holders of record of APO NV on a pro rate basis. The shares may not be immediately distributed to the holders to facilitate the proper filings with the Securities and Exchange Commission. Even though APO NV intends to deliver unrestricted shares in APO NY, the shares distributed to the holders have the possibility of being restricted under various securities laws, particularly Rule 144 of the Securities and Exchange Act of 1933, if the legal theories put forth are not accepted or refuted by a governing body.

Once the shares are distributed to the holders, there may be a period of time before trading begins on a recognized exchange depending on the conclusion of successful negotiations with a primary market maker and/or other market makers.

Once trading has begun on APO NY, assuming the proposal is favorably voted upon, and the securities are distributed without restriction, and negotiations are successfully concluded with the pertinent market makers, the shares of APO NY may be thinly traded, thus having limited liquidity.

Some Known Risks, Disclaimers, and Understandings:

THE SPIN-OFF OF APO NY MAY ULTIMATELY NOT AFFORD ANY PROTECTION ON ANY ASSETS WITHIN APO NY, OR CURRENTLY WITHIN APO NV.

APO NV’S SHARE PRICE MAY SUBSTANTIALLY DECLINE AS A RESULT OF THIS PROPOSAL.

APO NY’s SHARES MAY BE ILLIQUID OR FUNCTIONALLY ILLIQUID FOR AN INDETERMINABLE PERIOD OF TIME.

ANY DISCUSSION REGARDING A FUTURE MERGER CANDIDATE IS PURELY SPECULATIVE AND REPRESENTS A PROSPECTIVE PLAN OF ACTION AND NOT FORMED RELATIONSHIPS OR ACTUAL OBLIGATIONS.

ANY DIVIDENDS EXPECTED TO BE PAID UNDER THE PROSPECTIVE PLAN FOR MERGER MAY BE NOMINAL.

MICROCAP AND NANOCAP SECURITIES SHOULD ONLY BE INVESTED IN BY SOPHISTICATED INVESTORS WHO ACKNOWLEDGE THAT SOME OR ALL OF THEIR INVESTMENT MAY BE LOST, AS SUCH ISSUERS ARE ENDEMICALLY RISKY. APO NV, AND APO NY, ARE MICROCAP/NANOCAP SECURITIES AND ARE SPECULATIVE IN NATURE AND NOT FOR THE RISK ADVERSE.

ANY FUTURE PLANS SET FORTH HEREIN MAY NEVER COME TO FRUITION FOR A MYRIAD OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES.

ANY SUGGESTION OF FUTURE EVENTS CONTAINED HEREIN IS SPECULATIVE AND BASED UPON ASSUMPTIONS WHICH MAY ULTIMATELY BE PROVEN TO BE INVALID.

APO cannot guarantee that the plan of action set forth in the proposal will ultimately be successful, either in component parts or in its entirety. However, APO believes that the proposal is a prudent course of action to protect shareholder value while simultaneously attempting to maximize shareholder value.

Procedure for Effectuation

Once voted upon and approved, APO NV will begin the procedure to spin-off APO NY, through regulatory filings. APO NV will then distribute the shares of APO NY.

The Board of Directors recommends that
stockholders vote "FOR" the Proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding ownership of APO NV common stock, as of July 29th, 2005, by:

☐	each person known to APO to own beneficially more than 5% of APO’s outstanding common stock;
☐	each of APO’s directors;
☐	each of APO’s executive officers; and
☐	all of APO’s directors and executive officers as a group.

The beneficial ownership of APO’s common stock set forth in this table is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power as to all shares beneficially owned, subject to community property laws where applicable.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common Stock	Jan Stahl, Chairman and Chief Executive Officer	14,279,179	34%
Common Stock	Kenney Leventhal	781,000	1%
Common Stock
	Totals (all directors and officer as a group)	14,721,179	35%

OTHER MATTERS

The only business that may be conducted at the Special Meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be matters relating to the purpose stated in the Notice of the Special Meeting. If any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

By Order of the Board of Directors,

Jan Stahl
CEO

Oceanside, New York
July 29th, 2005

APO HEALTH INC. (NV)

PROXY
SPECIAL MEETING OF STOCKHOLDERS, FRIDAY, SEPTEMBER 2ND, 2005

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby (i) appoints Jan Stahl, as proxy holder and attorneys in fact, with full power of substitution to appear and vote all of the shares of common stock of APO HEALTH Inc. which the undersigned shall be entitled to vote at the Special Meeting of Stockholders to be held on Friday, September 2nd, 2005 at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies previously given and (ii) authorizes and directs said proxy holder to vote all of the shares of common stock of APO HEALTH, Inc. represented by this proxy as indicated on this proxy and in the discretion of the proxy holder with regard to any other matter that properly comes before the meeting. If no directions are given below, said shares will be voted "FOR" the Proposal.
______________________________________________________________________________

(1) Approve the Proposal	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
(2) In their discretion to act on any other matters which may properly come before the Special Meeting.

Please date, sign and return promptly in the accompanying envelope.

Dated: August __________ 2005

X____________________________
Signature

_____________________________
Print Name

(If held jointly)

__________________________________
Signature

__________________________________
Print Name

Your signature should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, each joint owner must sign.

The Board of Directors Recommends You Vote FOR the Proposal.